Exhibit 99.1

ENDO INTERNATIONAL PLC ANNOUNCES FINAL TENDER RESULTS

OF ITS PREVIOUSLY ANNOUNCED EXCHANGE OFFERS AND CONSENT SOLICITATIONS

DUBLIN, June 15, 2020 /PRNewswire/ —

MORE THAN 97% OF NOTES SOUGHT WERE TENDERED AND ACCEPTED THEREBY

EXTENDING MORE THAN $2.7 BILLION OF ENDO INTERNATIONAL PLC’S NEAR-TERM DEBT MATURITIES

REQUISITE CONSENTS OBTAINED PROVIDING ENDO INTERNATIONAL PLC

WITH GREATER COVENANT FLEXIBILITY

Endo International plc (the “Company”) (NASDAQ: ENDP) announced today the final tender results of the previously announced Exchange Offers and Consent Solicitations (each as defined below) by its wholly owned subsidiaries Par Pharmaceutical, Inc. (“PPI”), Endo Designated Activity Company (“Endo DAC”), Endo Finance LLC (“Endo Finance”), and Endo Finco Inc. (“Endo Finco,” and collectively with PPI, Endo DAC and Endo Finance, each an “Issuer” and together, the “Issuers”), and, as the context indicates, any one or more of such Issuers, to exchange (collectively, the “Exchange Offers”):

(a)	any and all outstanding 5.375% Senior Unsecured Notes due 2023, issued by Endo Finance and Endo Finco (the “Old 5.375% 2023 Notes”),

(b)	any and all outstanding 6.000% Senior Unsecured Notes due 2023, co-issued by Endo DAC, Endo Finance and Endo Finco (the “Old 6.000% 2023 Notes”), and

(c)

any and all outstanding 6.000% Senior Unsecured Notes due 2025, co-issued by Endo DAC, Endo Finance and Endo Finco (the “Old 6.000% 2025 Notes,” and collectively with the Old 5.375% 2023 Notes and Old 6.000% 2023 Notes, the “Old Notes”),

for up to:

(i)	$516,000,000 aggregate principal amount of 7.500% Senior Secured Notes due 2027 issued by PPI (the “New First Lien Notes”),

(ii)

$947,220,000 aggregate principal amount of 9.500% Second Lien Senior Secured Notes due 2027 co-issued by Endo DAC, Endo Finance and Endo Finco (the “New Second Lien Notes,” and together with the New First Lien Notes, the “New Secured Notes”),

(iii)

$2,507,848,000 aggregate principal amount of 6.000% Senior Notes due 2028 co-issued by Endo DAC, Endo Finance and Endo Finco (the “New Unsecured Notes,” and collectively with the New First Lien Notes and the New Second Lien Notes, the “New Notes”), and

(iv)	$47,220,000 in cash.

The complete terms and conditions of the Exchange Offers and Consent Solicitations, including the actual composition of the consideration each holder may receive, are more fully described in the Offering Memorandum and Consent Solicitation Statement, dated May 14, 2020, as supplemented on May 28, 2020 and June 1, 2020 (as supplemented, the “Offering Memorandum and Consent Solicitation Statement”).

The aggregate principal amount of each series of Old Notes that were validly tendered and not validly withdrawn as of 11:59 p.m., New York City time, on June 12, 2020 (the “Expiration Date”), as reported by the Exchange Agent and Information Agent, are specified in the table below. The table below also sets forth the Total Consideration and Exchange Consideration that holders of the Old Notes will receive.

Title of Notes	CUSIP/ISIN Number	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Tendered at or prior to the Early Tender Deadline	Aggregate Principal Amount Tendered after the Early Tender Deadline and at or prior to the Expiration Date	Percent of Principal Amount Outstanding Tendered	Dollars per $1,000 Principal Amount of Notes
						Total Consideration (for Old Notes tendered at or prior to the Early Tender Deadline)(1)	Exchange Consideration (for Old Notes tendered after the Early Tender Deadline)
5.375% Senior Notes Due 2023	29271L AE4 / US29271LAE48; U2918V AE5 / USU2918VAE57	$210,440,000	$204,313,000	N/A	97.09%	$567.76 principal amount of New First Lien Notes $231.12 in cash $201.13 principal amount of New Second Lien Notes	N/A
6.000% Senior Notes Due 2023	29273E AC2 / US29273EAC21; G3040E AB4 / USG3040EAB41	$1,439,840,000	$1,380,865,000	$2,539,000	96.08%	$181.05 principal amount of New First Lien Notes $362.09 principal amount of New Second Lien Notes $456.86 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes
6.000% Senior Notes Due 2025	29273EAA6 / US29273EAA64; G3040E AA6 / USG3040EAA67	$1,200,000,000	$1,161,322,000	$17,100,000	98.20%	$129.16 principal amount of New First Lien Notes $344.44 principal amount of New Second Lien Notes $526.40 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes

(1)

Based on the aggregate principal amount outstanding tendered at 5:00 p.m., New York City time, on May 28, 2020 for the Old 6.000% 2023 Notes and the Old 6.000% 2025 Notes, and 11:59 p.m., New York City time, on June 12, 2020 for the Old 5.375% 2023 Notes (respectively, the “Early Tender Deadline”).

In addition to the applicable Total Consideration and Exchange Consideration (each as described in the table above), eligible holders whose Old Notes are exchanged in the Exchange Offers will receive accrued and unpaid interest, if any, in cash in respect of all of their exchanged Old Notes from the applicable last interest payment date to, but not including, the settlement date, which is currently expected to be June 16, 2020 (the “Settlement Date”). The Issuers expect to settle each Exchange Offer and Consent Solicitation on the Settlement Date.

In conjunction with the Exchange Offers, the Issuers also solicited consents (collectively, the “Consent Solicitations”) to proposed amendments (the “Proposed Amendments”) from eligible holders of each series of Old Notes to the respective indentures governing the Old Notes, providing for, among other matters, the elimination of most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained in each of the Old Notes (the “Consents”). The adoption of the Proposed Amendments with respect to each series of Old Notes requires the consent of the holders of at least a majority of the outstanding principal amount of each such series of Old Notes (with respect to each series of Old Notes, collectively, the “Requisite Consents”). As of the Expiration Date, the Issuers had received the Requisite Consents with respect to each series of Old Notes and the Issuers executed a supplemental indenture to each applicable Indenture (each, a “Supplemental Indenture”). Each Supplemental Indenture became effective upon execution thereof by the relevant Issuers, the guarantors thereto and Wells Fargo Bank, National Association, the trustee for each series of Old Notes (the “Trustee”), but each Supplemental Indenture will not become operative until the Settlement Date.

J.P. Morgan Securities LLC served as Lead Dealer Manager and Solicitation Agent, Citigroup Global Markets Inc. served as Joint Lead Dealer Manager and Solicitation Agent, and each of BofA Securities, Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Morgan Stanley & Co. LLC served as Co-Dealer Managers and Solicitation Agents for the Exchange Offers and Consent Solicitations.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations were made, and each series of New Notes were offered and are being issued only (i) in the United States to eligible holders of Old Notes who the Issuers reasonably believe are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) outside the United States to eligible holders of Old Notes who are (a) persons other than U.S. persons, within the meaning of Regulation S under the Securities Act, (b) “non-U.S. qualified offerees” and (c) if resident in Canada, “accredited investors” and “permitted clients.” Only holders of Old Notes who certify that they satisfy one of the foregoing conditions are eligible to participate in the Exchange Offers and Consent Solicitations. Persons who are not eligible holders may not receive and review the Offering Memorandum and Consent Solicitation Statement nor may they participate in the Exchange Offers and Consent Solicitations.

This press release does not constitute an offer to sell nor a solicitation to purchase or exchange any securities or a solicitation of any offer to sell any securities. The Exchange Offers and Consent Solicitations were made only by, and pursuant to, the terms to be set forth in the Offering Memorandum and Consent Solicitation Statement. The Exchange Offers and Consent Solicitations were not made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Documents relating to the Exchange Offers and Consent Solicitations, including the Offering Memorandum and Consent Solicitation Statement, were only distributed to eligible holders who completed and returned an eligibility form confirming they are either (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) (a) not a U.S. person, within the meaning of Regulation S under the Securities Act, (b) “non-U.S. qualified offerees” (as will be defined in the eligibility letter) and (c) if resident in Canada, an “accredited investor” and “permitted client” (as will be defined in the eligibility letter).

The Exchange Agent and Information Agent for the Exchange Offers and Consent Solicitations is D.F. King & Co., Inc. and can be contacted at US Toll-free (866) 796-1292, banks and brokers can call collect at (212) 269-5550 or via email at endo@dfking.com.

About Endo International plc

Endo International plc (NASDAQ: ENDP) is a highly focused specialty branded and generics pharmaceutical company delivering quality medicines to patients in need through excellence in development, manufacturing and commercialization. Endo has global headquarters in Dublin, Ireland. Learn more at http://www.endo.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the relevant Canadian securities legislation, including, but not limited to, the statements regarding the timing and results of the Exchange Offers and Consent Solicitations. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s current views, expectations and beliefs concerning future events, they involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval, including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, and as otherwise enumerated herein or therein, could affect Endo’s future results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in this communication. The forward-looking statements in this press release are qualified by these risk factors. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

CONTACT: Media: Heather Zoumas-Lubeski, (484) 216-6829; Investors: Pravesh Khandelwal, (845)-364-4833